Immunotherapies to Improve and Extend the Lives of People with Cancer EOS-448 update - April 12th, 2021 Exhibit 99.2

Disclaimer This Presentation has been prepared by iTeos Therapeutics, Inc. (“we,” “us,” our “our”) and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our clinical results and future conditions. All statements, other than statements of historical facts, contained in this Presentation, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. 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We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. These statements are based on management’s current expectations and beliefs and are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others: uncertainties inherent in clinical studies and the availability and timing of data from ongoing clinical studies; whether interim results from a clinical trial will be predictive of the final results of a trial; that the results from our clinical trials for Inupadenant and EOS-448 may not support further development and marketing approval; the risk that we may be unable to gain approval for our product candidates on a timely basis, if at all; the risk that the current COVID-19 pandemic will impact our clinical trials and operations; and other risks set forth under the caption ‘Risk Factors’ in our most recent Quarterly Report on Form 10-K for the quarter ended December 31, 2020, as filed with the SEC on March 24, 2021, and in our future filings with the SEC available at the SEC’s website at www.sec.gov. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. 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iTeos Made Great Progress in 2020 Building the Foundation to Support the Evolution of our Pipeline Integrated pioneering work in tumor immunology from Ludwig Cancer Research to build our immuno-oncology drug discovery and development capabilities Continued to develop EOS-448, a FcgR-engaging anti-TIGIT antibody and Inupadenant (EOS-850), an A2A receptor antagonist, with exciting partial responses in difficult-to-treat patients Leveraged a global talent pool through our sites in both Cambridge, MA and Belgium, to bring the next generation of immunotherapies to patients with cancer Remain well capitalized with approximately $336MM of cash on the balance sheet as of December 31, 2020

Fc��R-engaging Anti-TIGIT Antibody Program Update EOS-448 EOS-448

EOS-448: Fc��R-Engaging Anti-TIGIT Antibody EOS-448 EOS-448 is an anti-TIGIT antibody targeted therapy designed to achieve maximal immune stimulatory effects High TIGIT binding affinity and selected to maximize potency IgG1 isotype antibody, containing an Fc domain with the ability to engage Fc��R-expressing effector cells High affinity TIGIT-binding domain Functional Fc domain

EOS-448 Is Designed to Enhance the Anti-tumor Response Through a Multifaceted Immune Modulation Mechanism



High affinity TIGIT-binding domain
Functional Fc domain
1
EOS-448
TIGIT
CD112
Tumor cell
NK or T cell
CD155
CD226
FCγR
Pro-inflammatory cytokines
TIGIT[high] Treg and exhausted T cells
TIGIT
EOS-448
DC
2
NK Macro phages
FCγR
3

1 T cell and NK cell killing of tumor cells

2 Pro-inflammatory cytokine release and activation of APCs

3 Depletion of Tregs and exhausted T cells

6

AACR 2021 Phase 1 first-in-human study in patients with advanced cancers EOS-448 EOS-448

First-in-human Phase 1 Trial of EOS-448 in Patients with Advanced Solid Tumors First-in-human, open-label dose-escalation, phase 1 trial (NCT04335253) in adults with advanced solid tumors for whom no standard treatment was available. Baseline characteristics Advanced or metastatic cancer for whom no standard treatment was available ECOG PS 0-1 No anti-cancer therapy within 4 weeks No CNS metastasis 20 mg Q2W 70 mg Q2W Primary endpoints: Safety and tolerability Secondary and exploratory endpoints included: ORR (investigator assessed) PK and PD Cohort 1 200 mg Q2W 700 mg Q2W 1400 mg Q4W Cohort 2 Cohort 3 Cohort 4 Cohort 5 Inclusion Criteria

Early Clinical Activity as Monotherapy in Patients with Advanced Cancers Who Have Exhausted Treatment Options  Response Evaluable Patients [n] (N=20) Best Overall Response [n (%)] Complete Response (CR) 0 (0%) Partial Response (PR) 1 (5%) Stable Disease (SD) 9 (45%) Progressive Disease (PD) 10 (50%) Response Summary Based on Investigator Assessment per RECIST v1.1 1 partial response was observed in a patient with checkpoint inhibitor-resistant, BRAF-mutated melanoma Stable disease was observed in 9 participants, 4 of whom remain on therapy Van den Mooter, TFA et al. AACR 2021.

Early Clinical Activity as Monotherapy in Patients with Advanced Cancers Who Have Exhausted Treatment Options    Best Change from Baseline and Response Duration in Target Lesions on Investigator Assessment per Recist v1.1 Swimmer plot of Study Treatment Period, Best Response and Progression Sacral Van den Mooter, TFA et al. AACR 2021.

Confirmed Partial Response in a Patient with Pembrolizumab-resistant Melanoma  Partial response in a 65-year-old female with BRAF mutant Cutaneous Melanoma 2 prior lines of therapy: BRAF-MEK inhibitor combo followed by pembrolizumab with documented PD Confirmed PR per RECIST with a 58% reduction in size of target lesions Received EOS-448 700 mg Q2W Therapy continued for 24 weeks  Baseline 1st Assessment 8 Weeks 2nd Assessment 16 Weeks Gallbladder Peritoneal Van den Mooter, TFA et al. AACR 2021.

Manageable Tolerability Profile, Consistent with Other Checkpoint Inhibitors Adverse Event Summary in Patients Treated with EOS-448 TEAE Related to EOS-448 Occurring in at Least 2 Patients by Preferred Term,  Number (%) of Patients (N=22) Patients with At Least One [n (%)] TEAE Related to EOS-448  18 (82%) Pruritus 7 (32%) Infusion related reaction 4 (18%) Fatigue 4 (18%) Pyrexia 3 (14%) Rash maculo-papular 2 (9%) Eczema 2 (9%) Hypothyroidism 2 (9%) Blood creatinine increased 2 (9%) Most common treatment related adverse events were rash, itching, infusion-related reactions and fatigue One treatment related serious adverse event, a grade 2 systemic inflammatory response, was observed Van den Mooter, TFA et al. AACR 2021.

Strong depletion of TIGIT+ suppressive Tregs observed at all doses Evidence for Fc��R-Engagement and Depletion of TIGIT+ Suppressive Tregs  Van den Mooter, TFA et al. AACR 2021.

Evidence for FcγR-Engagement and Depletion of TIGIT$^+$ Suppressive Tregs and Exhausted T cells

Depletion TIGIT+ suppressive Tregs observed throughout dosing interval



Tregs
(200mg Q2W)
Total Tregs
TIGIT+ Tregs
change in % from baseline
140
120
100
80
60
40
20
0
D1
D2
D8
D15
D28

Depletion TIGIT+ CD8+ exhausted T cells and restoration of TIGIT- CD8+ T cells



CD8+ T cells
(200mg Q2W)
Total CD8+
TIGIT+ CD8+
change in % from baseline
140
120
100
80
60
40
20
0
D1
D2
D8
D15
D28

Van den Mooter, TFA et al. *AACR* 2021.

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Fc��R-engaging Anti-TIGIT Antibody Advancement in next stage of clinical development EOS-448 EOS-448

Currently Anticipated EOS-448 Phase 1/2a Clinical Plan: Novel Combinations in Settings with Significant Clinical Need Trials in three checkpoint-naïve and resistant settings Phase 1b Safety and PK/PD Phase 2a Disease-specific trials Anticipate start in mid-2021 EOS-448 + IMID Multiple Myeloma EOS-448 + pembrolizumab  Solid Tumors EOS-448 + Inupadenant Solid Tumors Multiple Myeloma: Relapsed/refractory Melanoma: PD-1 pre-treated NSCLC: PD-L1 high and low HNSCC: PD-L1 high and low Combination with PD-1 inhibition Novel combination post-PD-1 inhibition Novel combination where PD-1/PD-L1 inhibition has been unsuccessful Planning for future trials of EOS-448

EOS-448: Encouraging Results and Rapid Advancement into Next Stage of Clinical Development EOS-448 showed a favorable tolerability profile and early signs of clinical activity in advanced cancer patients who have exhausted treatment options Promising early clinical activity as monotherapy, including a PR in a pembrolizumab-resistant melanoma patient and disease stabilization in multiple patients Manageable tolerability profile, consistent with MOA of TIGIT class Reduction of TIGIT+ suppressive and exhausted T cells populations, supporting Fc��R-engaging MOA Development plan for EOS-448 combinations will target 3 different checkpoint-naïve and resistant settings Additional analyses of patients in the Phase 1/2a trial to be presented in near future

iTeos has Built the Foundation to Support Transformative Acceleration in 2021 Exciting partial responses in difficult-to-treat patients Progress EOS-448 and Inupadenant in multiple tumor types with different combinations Anticipate additional updates on programs in the near future Company well capitalized to fund ambitious growth of our preclinical and clinical pipeline Driven by a culture of scientific innovation, collaboration and excellence, together we passionately discover, develop and deliver breakthrough immunotherapies to improve and extend the lives of people with cancer

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